                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                 $[180,182,000]
               (APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)
                                  SARM 2004-19
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                                  TBD, TRUSTEE

-------------------------------------------------------------------------------------------------------------------------------
                                                         WAL TO     EST. PMT TO    EXPECTED
                                                        OPTIONAL      OPTIONAL      INITIAL      LEGAL
                   APPROX.             INITIAL         TERMINATION  TERMINATION      LOSS        FINAL          EXPECTED
    CLASS         SIZE ($)           COUPON (1)         (YRS) (2)    WINDOW (2)    COVERAGE     MATURITY       RATINGS(5)
-------------------------------------------------------------------------------------------------------------------------------
A3              [$180,182,000]  1-Year MTA + [1.40%]      3.18         1-180        [7.45%]    01/25/2035         [AAA]
-------------------------------------------------------------------------------------------------------------------------------
A3X(3)                Notional        Variable             NA            NA           NA           NA             [AAA]
Subs (3) (4)     [$14,504,555]       Net WAC PT            NA            NA           NA           NA              (5)
-------------------------------------------------------------------------------------------------------------------------------

(1) The Class coupons are described under "Interest Rates" on page 5. The Class A3 Certificates will accrue interest at a rate equal to the lesser of (a) 1-Year MTA + [1.40%] and (b) the Net WAC of the Mortgage Group. The Class A3X Certificates will accrue interest at rate equal to the excess, if any, of the Net WAC for the Mortgage Group over the interest rate of the Class A3 Certificates. The Subordinate Classes will accrue interest at a rate equal to the Net WAC of the Mortgage Group. The amount of interest due on the Class A3 Certificates and Subordinate Certificates will be reduced by any Negative Amortization (as defined herein).
(2) Assumes 25% CPR per annum for the Certificates. Certificates pay on the 25th of every month beginning in January 2005.
(3)  Not offered under this term sheet.
(4) Subs represent the Subordinate Classes that are expected to be rated AA down to not rated. Any Subordinate Classes rated below BBB- will be privately offered.
(5)  The Certificates will be rated by two rating agencies.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
           ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE COLLATERAL BALANCES AS OF DECEMBER 1, 2004, THE "STATISTICAL CUT-OFF DATE".

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT
    SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
                               ------------------
                     INFORMATION THAT IS TO BE DETERMINED OR
              THAT IS NOT KNOWN AT THIS TIME WILL BE LABELED "TBD"
                               ------------------
--------------------------------------------------------------------------------
DEAL OVERVIEW:

o The issuer will be Structured Adjustable Rate Mortgage Loan Trust and the deal will be found on Bloomberg under the symbol "SARM".

o The collateral will be comprised of non-hybrid loans that are indexed to the 1 year Moving Treasury Average Rate.

o The Mortgage Loans will have interest rate change frequencies that are different from their payment change frequencies. The interest rates will adjust on a monthly basis, with the exception of 9.24% of the Mortgage Loans that, as of the Cut-off Date, have an initial interest rate adjustment period of two months. As of result of this mismatch, the amount of interest due on a Mortgage Loan could be greater than the payment for such payment date. The excess, if any, of the interest due over the monthly payment amount is "Negative Amortization" and is added to the principal balance of the mortgage loan.

o On payment reset dates, the payment can not adjust by more than 7.50% over the previous payment amount. The new monthly payment amount shall be equal to the lesser of (a) 1.075 multiplied by the previous payment amount and
     (b) the payment calculated to amortize the loan as of that payment date.

o There are two exceptions to the aforementioned rule for payment adjustments. First, the principal balance may never be greater than (a) in the state of New York, 110% of the original principal balance and (b) in every other state, 115% of the original principal balance. In that event, on the date that current monthly payment would cause the principal balance to exceed such limit, the new monthly payment will be sufficient to amortize the unpaid principal balance in full on the maturity date of the loan. Second, on the fifth payment reset date, on every fifth payment reset date thereafter and on the final payment reset date, the monthly payment will be able to adjust without regard to the 7.50% cap.

o The Class A3 Certificates are the "Offered Certificates". The Offered Certificates, the Class A3X Certificates and the Subs, the "Subordinate Certificates" will be referred to as the "Certificates". The Class A3 Certificates will be referred to as the "Senior Certificates".

o 1% Optional Termination: The Certificates may be called by ALS on any Distribution Date after the aggregate outstanding mortgage group balance is less than 1% of the Cut-Off Date balance.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       2
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING:

Cut off Date:                       December 1, 2004

Expected Pricing Date:              Week of December [13], 2004

Expected Settlement Date:           December 30, 2004

Distribution Dates:                 25th of each month, commencing in January 2005

Collection Period:                  The calendar month preceding the current Distribution Date

Issuer:                             Structured Adjustable Rate Mortgage Loan Trust ("SARM")

Trustee:                            TBD

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Master                              Servicer Fee: The Master Servicer will be paid a monthly fee (the "Master
                                    Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection
                                    Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicer:                           Countrywide will service all of the Mortgage Loans. Their servicing fee will be 0.375%.

Day Count:                          30/360

Delay Days/ Interest                --------------- --------------------------- ----------------------------
Accrual Period:                         CLASS                 DELAY                 FIRST ACCRUAL DATE
                                    --------------- --------------------------- ----------------------------
                                          A3                    24                       12/1/2004
                                    --------------- --------------------------- ----------------------------

Registration:                       Book-entry form through DTC


Minimum Denomination:               Class A3: $25,000

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         25% CPR per annum

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       3
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

SMMEA Eligibility:            The Offered Certificates will be SMMEA eligible.

ERISA Eligibility:            The Offered Certificates will be ERISA eligible.

Net WAC:                      The "Net WAC" for the Mortgage Group for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans in the Mortgage Group
                              at the beginning of the related Due Period, weighted on the basis of their Scheduled
                              Principal Balances at the beginning of the related Due Period.

Interest Rates:               CLASS A3 will bear interest at a rate equal to the lesser of (a) 1-Year MTA + [1.40%]
                              per annum and (b) the Net WAC for the Mortgage Group.

Negative Amortization:        In the case where there is Negative Amortization, this amount is allocated among the
                              Class A3 and Subordinate Certificates, proportionally based on their outstanding principal balances, and the interest due to each of the Certificates is reduced by its allocable share of the Negative Amortization. The principal balances of the Class A3 and
                              Subordinate Certificates are increased by their allocation of Negative Amortization.

Credit Enhancement:           Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                              Credit enhancement for the Senior Certificates and the Class A3X Certificates will consist of the subordination of the Subordinate Certificates.

Loss                          Allocation: Losses will reduce the principal balance of the certificates, in the following order: First, the principal balance of the Subordinate Certificates and then, if all the Subordinate Classes have been reduced to zero, losses will then be applied to the Senior Certificates.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



PRINCIPAL DISTRIBUTIONS:

Initial Senior Enhancement Percentage = [7.45 %]

Senior Enhancement Percentage = Subordinate Amount / Group Collateral balance


o    If the Senior Enhancement Percentage is less than 2 times the Initial
     Senior Enhancement Percentage:

                        --------------------------------------- -------------------------------
                             DISTRIBUTION DATES (MONTHS)                   SHIFT %
                        --------------------------------------- -------------------------------
                                       1 - 120                              100%
                                      121 - 132                             70%
                                      133 - 144                             60%
                                      145 - 156                             40%
                                      157 - 168                             20%
                                         169+                                0%
                        --------------------------------------- -------------------------------

o If the Senior Enhancement Percentage is greater than or equal to 2 times the Initial Senior Enhancement Percentage:

                        --------------------------------------- -------------------------------
                            DISTRIBUTION DATES (MONTHS)                    SHIFT %
                        --------------------------------------- -------------------------------
                                        1 - 36                               50%
                                         37+                                  0%
                        --------------------------------------- -------------------------------

(If the senior enhancement percentage doubles when compared to the initial cut-off date senior enhancement during the first 36 months of the transaction, the Senior bonds will be entitled to 50% of the Subordinate bonds percentage of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the senior enhancement percentage for doubles when compared to the initial senior enhancement, the Senior Certificates will be entitled to prepayments based on the senior certificates percentage only, subject to cumulative loss and delinquency tests).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       5
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


PRINCIPAL DISTRIBUTIONS (CONT.):

Senior Percentage      = Senior Certificates / Mortgage Group Collateral Balance

Subordinate Percentage = 100% - Senior Percentage

Prepayment Percentage  = Senior Percentage + Shift Percentage* Subordinate
                         Percentage

Senior Principal Distribution Amount ("PDA") will be equal to the sum of (i) the product of (a) Mortgage Group Scheduled Principal and (b) Senior Percentage and
(ii) the product of (a) Mortgage Group Prepayment Principal and (b) Prepayment Percentage.

Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between (i) the sum of Mortgage Group Scheduled Principal and Prepayment Principal and (ii) Senior PDA.

Group Subordinate Amount:

Total Mortgage Group collateral less the current principal balance of the Senior Certificates.


PRINCIPAL PAYDOWN RULES:

Pay Senior PDA as follows:

     Pay to Class A3 Certificates, until reduced to zero.

--------------------------------------------------------------------------------------------------------------
                                                      CONTACTS
--------------------------------------------------------------------------------------------------------------
     MBS Trading                         Khalil Kanaan                      (212) 526-8320
                                         Brendan Garvey                     (212) 526-8320
                                         Vanessa Farnsworth                 (212) 526-8320
--------------------------------------------------------------------------------------------------------------
     Residential Finance                 Stan Labanowski                    (212) 526-6211
                                         Mike Hitzmann                      (212) 526-5806
                                         Darius Houseal                     (212) 526-9466
                                         Nick Stimola                       (212) 526-0212
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



CLASS A3 DISCOUNT MARGIN TABLE:

---------------- ------------- -------------- ------------- ------------- -------------- ------------- --------------
     PRICE         10% CPR       15% CPR        20% CPR       25% CPR       30% CPR        40% CPR       50% CPR
---------------- ------------- -------------- ------------- ------------- -------------- ------------- --------------
    100-31+          121            114           107            99            91             71            47
    101-00+          120            114           106            98            89             69            44
    101-01+          120            113           106            97            88             67            42
    101-02+          119            112           105            96            87             65            40
    101-03+          119            112           104            95            85             63            37
    101-04+          118            111           103            94            84             62            35
    101-05+          118            110           102            93            83             60            33
    101-06+          117            110           101            92            82             58            30
    101-07+          117            109           100            91            80             56            28
    101-08+          116            108           100            90            79             55            25
    101-09+          116            108            99            89            78             53            23
---------------- ------------- -------------- ------------- ------------- -------------- ------------- --------------

The tables above assume that 1 year MTA is equal to 1.773% and that the 1% Optional Call is exercised.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------------------------------------------
                                           SARM 2004-19 - COLLATERAL SUMMARY
----------------------------------------- ------------------ ----- ------------------------ ------------------------
TOTAL NUMBER OF LOANS                                   532        OCCUPANCY STATUS
TOTAL OUTSTANDING LOAN BALANCE              $194,686,555.59        Primary Home                       80.47%
AVERAGE LOAN PRINCIPAL BALANCE                     $365,952        Investment                         11.60%
PREPAYMENT PENALTY                                    0.00%        Second Home                         7.94%
WEIGHTED AVERAGE COUPON                              4.068%

WEIGHTED AVERAGE ORIGINAL TERM (MO.)                    360
WEIGHTED AVERAGE REMAINING TERM (MO.)                   359        GEOGRAPHIC DISTRIBUTION
WEIGHTED AVERAGE LOAN AGE (MO.)                           1        (Other states account individually for less than
ORIGINAL LTV >80 AND NO MI (WHOLE POOL)               0.00%        4% of the Cut-off Date principal balance.)
WEIGHTED AVERAGE ORIGINAL LTV                        73.04%        CA                                 60.63%

NON-ZERO WEIGHTED AVERAGE FICO                          711        NJ                                  4.38%

NEGATIVE AMORTIZATION CHARACTERISTICS
RECAST PERIOD                                     60 months
PAYMENT CAP                                           7.50%        LIEN POSITION
MAXIMUM PERCENT OF ORIGINAL BALANCE                                First                              100.0%
110%                                                  0.95%
115%                                                 99.05%
----------------------------------------- ------------------ ----------- ----------------- ------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                              COLLATERAL CHARACTERISTICS
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             SCHEDULED PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------------------------
                                       # OF MORTGAGE                                           % OF POOL
                 ($)                       LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                               2                $84,444.82                        0.04%
50,000.01 - 100,000.00                        21              1,779,082.00                        0.91
100,000.01 - 150,000.00                       32              4,007,066.19                        2.06
150,000.01 - 200,000.00                       70             12,542,889.81                        6.44
200,000.01 - 250,000.00                       69             15,644,757.00                        8.04
250,000.01 - 300,000.00                       59             16,534,378.18                        8.49
300,000.01 - 350,000.00                       52             16,837,138.00                        8.65
350,000.01 - 400,000.00                       55             20,999,043.78                       10.79
400,000.01 - 450,000.00                       41             17,532,782.71                        9.01
450,000.01 - 500,000.00                       26             12,354,050.00                        6.35
500,000.01 - 550,000.00                       27             14,070,393.00                        7.23
550,000.01 - 600,000.00                       18             10,509,930.00                        5.40
600,000.01 - 650,000.00                       18             11,418,258.41                        5.86
650,000.01 - 700,000.00                        5              3,330,850.00                        1.71
700,000.01 - 750,000.00                        5              3,652,410.69                        1.88
750,000.01 - 800,000.00                        6              4,626,331.00                        2.38
800,000.01 - 850,000.00                        2              1,675,000.00                        0.86
850,000.01 - 900,000.00                        3              2,622,500.00                        1.35
950,000.01 - 1,000,000.00                     10              9,946,250.00                        5.11
1,000,000.01 - 1,250,000.00                    4              4,301,500.00                        2.21
1,250,000.01 - 1,500,000.00                    6              8,551,500.00                        4.39
1,500,000.01 - 1,750,000.00                    1              1,666,000.00                        0.86
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                       532           $194,686,555.59                      100.00%
---------------------------------------------------------------------------------------------------------------------

Min.: $40,509
Max: $1,666,000
Avg.: $365,952
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    MORTGAGE RATES
---------------------------------------------------------------------------------------------------------------------
                 (%)                   # OF MORTGAGE                                           % OF POOL
                                           LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                5                $1,067,000.00                        0.55%
1.501 - 2.000                               35                13,008,962.52                        6.68
2.001 - 2.500                               17                 4,658,250.00                        2.39
2.501 - 3.000                                2                   397,511.00                        0.20
3.001 - 3.500                                5                 2,169,000.00                        1.11
3.501 - 4.000                               39                17,813,445.40                        9.15
4.001 - 4.500                              360               139,786,309.52                       71.80
4.501 - 5.000                               63                14,580,597.15                        7.49
5.001 - 5.500                                6                 1,205,480.00                        0.62
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                     532              $194,686,555.59                      100.00%
---------------------------------------------------------------------------------------------------------------------

Min.: 1.000%
Max: 5.500%
Weighted Avg.: 4.068%
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


                                       10
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                           ORIGINAL TERMS TO STATED MATURITY
----------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                          % OF POOL
               (MONTHS)                      LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
360                                           532            $194,686,555.59                       100.00%
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        532            $194,686,555.59                       100.00%
----------------------------------------------------------------------------------------------------------------------

Min.: 360
Max.: 360
Weighted Avg.: 360
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                          REMAINING TERMS TO STATED MATURITY
----------------------------------------------------------------------------------------------------------------------
               (MONTHS)                  # OF MORTGAGE                                          % OF POOL
                                             LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
351 - 360                                     532            $194,686,555.59                     100.00%
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        532            $194,686,555.59                     100.00%
----------------------------------------------------------------------------------------------------------------------

Min: 357
Max: 360
Weighted Avg.: 359
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       11
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                             ORIGINAL LOAN-TO-VALUE RATIO
----------------------------------------------------------------------------------------------------------------------
      (%)                              # OF MORTGAGE                                           % OF POOL
                                             LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
20.01 - 30.00                                   3              $1,044,000.00                        0.54%
30.01 - 40.00                                   6               1,355,825.00                        0.70
40.01 - 50.00                                  24               9,165,842.36                        4.71
50.01 - 60.00                                  32              12,767,505.00                        6.56
60.01 - 70.00                                  85              34,174,314.82                       17.55
70.01 - 80.00                                 360             130,626,115.69                       67.10
80.01 - 90.00                                  10               2,993,244.01                        1.54
90.01 - 100.00                                 12               2,559,708.71                        1.31
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        532            $194,686,555.59                      100.00%
----------------------------------------------------------------------------------------------------------------------

Min.: 20.71%
Max: 95.00%
Weighted Avg: 73.04%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


                                       12
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------
                                                      FICO SCORE
----------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                           % OF POOL
                                             LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
601 - 620                                       5              $1,304,722.78                         0.67%
621 - 640                                      28               9,147,153.00                         4.70
641 - 660                                      45              17,251,689.16                         8.86
661 - 680                                      83              26,417,332.68                        13.57
681 - 700                                      88              33,068,781.46                        16.99
701 - 720                                      63              26,518,474.64                        13.62
721 - 740                                      74              27,256,800.00                        14.00
741 - 760                                      62              22,060,751.01                        11.33
761 - 780                                      49              18,334,021.29                         9.42
781 - 800                                      27              10,525,629.57                         5.41
801 - 820                                       8               2,801,200.00                         1.44
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        532            $194,686,555.59                       100.00%
----------------------------------------------------------------------------------------------------------------------

Min.: 606
Max.: 819
Weighted Avg.: 711
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).



                                       13
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                    Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------
                                       # OF MORTGAGE                                          % OF POOL
                                           LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
Purchase                                     235           $93,831,107.18                         48.20%
Cash Out Refinance                           219            76,758,037.19                         39.43
Rate/Term Refinance                           78            24,097,411.22                         12.38
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                       532          $194,686,555.59                        100.00%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                     PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------
                                       # OF MORTGAGE                                          % OF POOL
                                           LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
Single Family                                339          $128,391,327.97                        65.95%
PUD                                          101            39,333,388.24                        20.20
Condo                                         63            19,043,591.03                         9.78
2-4 Family                                    29             7,918,248.35                         4.07
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                       532          $194,686,555.59                       100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    STATES - TOP 10
---------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                          % OF POOL
                                             LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
California                                    272            $118,036,413.63                        60.63%
New Jersey                                     16               8,530,649.40                         4.38
Nevada                                         19               5,581,393.00                         2.87
Colorado                                       18               5,544,885.28                         2.85
Washington                                     18               5,279,397.75                         2.71
Florida                                        15               4,651,961.36                         2.39
Hawaii                                          5               4,378,500.00                         2.25
Massachusetts                                  14               4,253,608.35                         2.18
Maryland                                       11               4,146,700.00                         2.13
Virginia                                       13               3,568,595.00                         1.83
Other                                         131              30,714,451.82                        15.78
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                        532            $194,686,555.59                       100.00%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  DOCUMENTATION TYPE
---------------------------------------------------------------------------------------------------------------------
                                               # OF                                            % OF POOL
                                             MORTGAGE      PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
                                               LOANS
---------------------------------------------------------------------------------------------------------------------
Reduced                                          335        $131,642,165.39                       67.62%
Full                                             123          39,852,739.80                       20.47
Alternate                                         74          23,191,650.40                       11.91
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                           532        $194,686,555.59                      100.00%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                     GROSS MARGIN
---------------------------------------------------------------------------------------------------------------------
                                               # OF                                            % OF POOL
                                             MORTGAGE      PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
                   (%)                         LOANS
---------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                     8           $3,580,625.84                         1.84%
2.001 - 2.500                                    98           42,760,097.40                        21.96
2.501 - 3.000                                   355          131,239,961.17                        67.41
3.001 - 3.500                                    64           15,784,016.18                         8.11
3.501 - 4.000                                     7            1,321,855.00                         0.68
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                          532         $194,686,555.59                       100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 1.550%
Max: 3.875%
Weighted Avg: 2.611%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       16
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     MAXIMUM RATE
---------------------------------------------------------------------------------------------------------------------
                                               # OF                                            % OF POOL
                                             MORTGAGE      PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
                   (%)                         LOANS
---------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                                  529         $193,817,892.59                        99.55%
10.001 - 10.500                                   2              508,663.00                         0.26
11.501 - 12.000                                   1              360,000.00                         0.18
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                          532         $194,686,555.59                       100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 9.950%
Max: 12.000%
Weighted Avg: 9.955%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                         FLOOR
---------------------------------------------------------------------------------------------------------------------
                                               # OF                                            % OF POOL
                                             MORTGAGE      PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
                   (%)                         LOANS
---------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                    10            $3,389,700.00                       1.74%
2.001 - 2.500                                   107            46,019,466.24                      23.64
2.501 - 3.000                                   397           140,855,423.17                      72.35
3.001 - 3.500                                    11             3,100,111.18                       1.59
3.501 - 4.000                                     7             1,321,855.00                       0.68
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                          532          $194,686,555.59                     100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 1.550%
Max: 3.875%
Weighted Avg: 2.577%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                               NEXT RATE ADJUSTMENT DATE
---------------------------------------------------------------------------------------------------------------------
                                               # OF                                            % OF POOL
                                             MORTGAGE      PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
                                               LOANS
---------------------------------------------------------------------------------------------------------------------
January 2005                                    481          $177,630,865.59                        91.24%
February 2005                                    49            16,663,690.00                         8.56
March 2005                                        2               392,000.00                         0.20
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                          532          $194,686,555.59                       100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             NEXT PAYMENT ADJUSTMENT DATE
---------------------------------------------------------------------------------------------------------------------
                                               # OF                                            % OF POOL
                                             MORTGAGE      PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
                                               LOANS
---------------------------------------------------------------------------------------------------------------------
October 2005                                      3            $1,155,463.29                        0.59%
November 2005                                    14             4,677,005.30                        2.40
December 2005                                   507           187,209,687.00                       96.16
January 2006                                      8             1,644,400.00                        0.84
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                          532          $194,686,555.59                      100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                          LENDER PROVIDED MORTGAGE INSURANCE
---------------------------------------------------------------------------------------------------------------------
                                               # OF                                            % OF POOL
                                             MORTGAGE      PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
                                               LOANS
---------------------------------------------------------------------------------------------------------------------
Yes                                               8            $1,707,149.01                         0.88%
No                                              524          $192,979,406.58                        99.12
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                          532          $194,686,555.59                       100.00%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


                                       18